UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2020

Nebula Acquisition Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38339	82-3008583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Four Embarcadero Center, Suite 2100 San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

(513) 618-7161
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEBU	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NEBU.W	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one third of one Warrant	NEBU.U	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

This Current Report on Form 8-K/A amends Nebula Acquisition Corp.’s (“Nebula”) Current Report on Form 8-K filed on May 8, 2020 (the “Initial 8-K”). This Form 8-K/A is being furnished solely to (i) remove certain slides that were erroneously included in the prior investor presentation furnished as Exhibit 99.1 (the “Exhibit”) to the Initial 8-K; (ii) correct a scrivener's error in Footnote 3 on slide number 5 of the Exhibit; and (iii) make certain immaterial formatting changes to the Exhibit. This Form 8-K/A amends and supersedes in its entirety the Initial 8-K with respect to the Exhibit. A copy of the corrected Exhibit is attached to this Form 8-K/A as Exhibit 99.3.

The information in this Item 7.01 and Exhibit 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information and Where to Find It

In connection with the transactions (the “Proposed Transactions”) contemplated by the Business Combination Agreement, dated January 5, 2020 (as amended, the “Business Combination Agreement”), among Nebula, Open Lending, LLC (the “Company”), BRP Hold 11, Inc. (“Blocker”), the Blocker’s sole stockholder, Nebula Parent Corp. (“ParentCo”), NBLA Merger Sub LLC, NBLA Merger Sub Corp., and Shareholder Representative Services LLC., ParentCo has filed a registration statement on Form S-4, including a proxy statement/prospectus (the “Registration Statement”), with the U.S. Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement to be distributed to holders of Nebula’s common stock and warrants in connection with Nebula’s solicitation of proxies for the vote by Nebula’s stockholders and warrantholders with respect to the Proposed Transactions and other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the Company’s stockholders in connection with the Proposed Transactions. After the Registration Statement has been declared effective, Nebula will mail a definitive proxy statement/prospectus, when available, to its stockholders and warrantholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Nebula, the Company and the Proposed Transactions. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Nebula through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2100, San Francisco, CA 94111.

Participants in the Solicitation

Nebula, the Company and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Nebula is set forth in the Registration Statement and other relevant materials to be filed with the SEC regarding the Proposed Transactions. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Potential Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nebula or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, timing of various business milestones, and projected business model and related assumptions; Nebula’s ability to consummate a transaction with the Company; Nebula’s ability to obtain the financing necessary to consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Nebula’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nebula and the Company. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the outcome of judicial proceedings to which the Company is, or may become a party; the inability of the parties to successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders and warrantholders of Nebula for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of Nebula and the Company; the amount of redemption requests made by Nebula’s stockholders; the occurrence of events that may give rise to a right of one or both of Nebula and the Company to terminate the Business Combination Agreement; risks related to the rollout of the Company’s business and the timing of expected business milestones; changes in the assumptions underlying the Company’s expectations regarding its future business or business model; the availability of capital; the effects of competition on the Company’s future business; and those factors discussed in the Registration Statement under the heading “Risk Factors,” and other documents of Nebula filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Nebula nor the Company presently do not know or that Nebula and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nebula’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nebula and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Nebula and the Company may elect to update these forward-looking statements at some point in the future, Nebula and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Nebula’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measure and Related Information

This Current Report on Form 8-K references EBITDA and EBITDA margin, which are financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA used by the Company may be different from other, similarly named non-GAAP measures used by others. In addition, such financial information is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.3	Form of Corrected Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 11, 2020

Nebula Acquisition Corporation

By:	/s/ Adam H. Clammer
Name: Adam H. Clammer
Title: Co-Chief Executive Officer

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